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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Dates of Earliest event reported)     April 21, 1998
                                                 ------------------------------

                             EPL Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

       Colorado                          0 - 28444                    84-0990658
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(State or other jurisdiction           (Commission                  (IRS Employer
   of incorporation)                    File Number)                 Identification No.)

       2 International Plaza, Suite 245, Philadelphia, PA           19113
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (610) 521-4400
                                                   ----------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM   5.   OTHER EVENTS

       On April 21, 1998 EPL Technologies, Inc.("the Company") announced that NewCorn Co. LLC., ("Newcorn"), an entity in which the Company has a 51% ownership interest, had entered into a trademark sublicense agreement with The Sholl Group II, Inc. ("Sholl"), the exclusive licensee of The Pillsbury Company's Green Giant Fresh(R) brand name. The agreement grants Newcorn the right to use the Green Giant Fresh(R) brand name on the Company's fresh-cut corn products on an exclusive basis in North America. Under this agreement, Freshcorn LLC ("Freshcorn"), a newly formed joint venture company owned equally by Newcorn and Sholl, will provide marketing support for the Company's fresh-cut corn products.

       Newcorn's license expires on December 31, 2020, subject to automatic renewal or earlier termination in certain events, including termination of Sholl's license from The Pillsbury Company. Newcorn will pay a royalty to Sholl based on the number of cases of licensed corn products sold by Newcorn. Additionally, Newcorn will pay to Freshcorn a fee based on the profitability of Newcorn's sales of fresh-cut corn products (the "Fee"), against which the royalty payments to Sholl will be credited. As members of Freshcorn, Newcorn and Sholl have agreed that, generally, 25% of the Fee in each year will be used to reimburse expenses incurred by Newcorn for the advertising, marketing and promotion of the Company's fresh-cut corn products.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS


       a)               Not Applicable

       b)               Not Applicable

       c)               Exhibits

                        99.1 Press Release dated April 21, 1998 in relation to the license agreement between NewCorn Co. LLC and The Sholl Group II, Inc.

                        99.2 Limited Liability Company Agreement of FreshCorn LLC, dated April 15, 1998, by and between The Sholl Group II, Inc. and NewCorn Co. LLC. (Incorporated by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1 (File No. 333-46397) on file with the SEC).

                        99.3 Trademark Sublicense Agreement, dated April 15, 1998, by and between FreshCorn LLC, NewCorn Co. LLC and The Sholl Group II, Inc. (Incorporated by reference to Exhibit
                                   10.27 to the Company's Registration
                                   Statement on Form S-1 (File No. 333-46397) on file with the SEC).(Confidential treatment has been granted for certain portions of this Agreement).

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated : May 18, 1998                       EPL Technologies, Inc.


                                           By:     /s/Paul L. Devine
                                                   -------------------------
                                                   Paul L. Devine
                                                   Chairman and President